UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND
(Exact name of registrant as specified in charter)

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205
(Address of principal executive offices) (Zip code)

Scott Betz

Chief Compliance Officer

1900 Shawnee Mission Parkway Suite 315

Mission Woods, KS 66205
(Name and address of agent for service)

(816) 994-3200

Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT

JULY 31, 2023

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	12
Consolidated Schedule of Investments	13
Consolidated Statement of Assets and Liabilities	35
Consolidated Statement of Operations	36
Consolidated Statements of Changes of Net Assets	37
Consolidated Statement of Cash Flows	38
Consolidated Financial Highlights	39
Notes to Consolidated Financial Statements	40
Report of Independent Registered Public Accounting Firm	58
Supplemental Information	59
Expense Example	61

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

July 2023

Fund Refresher

As a refresher, the Palmer Square Opportunistic Income Fund (“PSOIX” or the “Fund”) seeks to not only capture a high level of current income, but also long-term capital appreciation by investing with a flexible mandate to find the best relative value opportunities across corporate credit and structured credit.

Performance Summary

The Fund performance was 13.04% (net of fees) for the fiscal year-ending 7/31/2023. We remain confident in our positioning in CLO Debt, bank loans and high yield bonds and believe the total return outlook hasn’t looked this constructive since mid-2020.

Fund Performance Net of Fees as of 7/31/2023 (inception 8/29/20141)

	YTD 2023	2022	2021	2020	2019	2018	2017	2016	2015	2014[1]
PSOIX	10.79%	-4.48%	6.66%	5.92%	7.59%	-0.47%	11.04%	12.10%	-5.32%	-0.76%

	1 Year	3 Years	5 Years	Since Inception Annualized
PSOIX	13.04%	8.21%	4.62%	4.63%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	6/30/2022	9/30/2022	12/31/2022	3/31/2023	7/31/2023
Interest Rate Duration*	0.53 yrs	0.51 yrs	0.48 yrs	0.43 yrs	0.41 yrs
Spread Duration*	3.58 yrs	3.84 yrs	3.62 yrs	3.26 yrs	2.98 yrs
Credit Spread	902	997	866	892	733
Weighted Average Price	$90.5	$89.1	$90.4	$90.2	$93.8
Yield to Expected Call*	12.04%	13.97%	13.24%	12.59%	11.36%
Yield to Maturity	11.37%	12.95%	12.40%	11.56%	10.58%
Current Yield	7.82%	9.66%	11.00%	11.18%	10.60%
Beta vs. S&P 500	0.44	0.41	0.40	0.39	0.39
Beta vs. Bloomberg U.S. Aggregate Bond Index	0.31	0.34	0.38	0.35	0.34

Past performance does not guarantee future results. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Relative Value and Current Upside potential

●	We see a lot of value in CLO debt at current levels, as spreads are near the wides* only seen for a few short periods since 2008. If CLO debt levels return to their average post crisis spreads, total return potential is attractive. Please see the table below highlighting current price/spreads and potential upside from current levels. Yield to expected illustrates yields if spreads were to stay the same and the bonds pull to par by maturity. The Average 1-year upside represents the 1yr total return if spreads return to their 10yr average levels, and the Tight* 1-year upside represents the 1yr total return if spreads return to their 10yr tight levels[1,2].

PALMER SQUARE OPPORTUNISTIC INCOME FUND							1yr Forward Breakeven[3]	3/31/2020[4]	2/28/2016[5]
Rating	Allocation	Price	Spread	YTE*	Average 1yr Upside[1]	Tight 1yr Upside[2]	Spread	Spread	Spread
CLO AA	1.92%	94.60	342	6.57%	8.16%	9.43%	315	349	284
CLO BBB	28.36%	94.27	532	9.66%	14.78%	18.02%	682	755	661
CLO BB	34.21%	93.09	909	13.63%	20.03%	24.21%	1117	1384	1193
CLO B	5.07%	84.98	1315	17.81%	28.64%	37.60%	1541	1949	1653
CLO Equity	4.83%	40.79	1695	21.03%	26.61%	31.61%	2559	2000	1850
CMBS	0.54%	62.23	1457	19.16%	37.71%	40.28%	2554	1030	665
Corp HY	6.59%	91.76	451	8.80%	7.51%	11.18%	674	880	726
Corp IG	0.22%	83.01	138	4.16%	3.47%	7.36%	203	272	197
Bank Debt	18.09%	97.04	500	9.32%	10.78%	11.53%	904	844	639
Total	100.00%	93.34	740	11.77%	16.59%	20.06%	1006	1107	942

Source: Bloomberg, Palmer Square, as of 7/31/2023. *YTE, also known as Yield to Expected Call, is a Yield to Call metric that assumes callable bonds are not called at their call date, but some later date prior to maturity. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the hypothetical performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 3Refers to the level at which spreads would need to widen in order to cause a negative value in an individual investment over a one-year period. This is determined by reducing a security’s price by its expected coupon payments over the next 12 months and then calculating the level of spread widening that would need to occur to move the security’s actual price to the reduced price. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. 4Month end during Covid dislocation. 5Month end of energy market dislocation. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. The presented hypothetical performance does not reflect the impact of material economic and market factors on decision-making, any changes to the strategy over time, and was prepared with the benefit of hindsight. Past performance is no guarantee of future returns. Past performance is not a reliable indicator of future returns. Investment results may vary substantially on a monthly, quarterly, annual and other periodic basis.

PALMER SQUARE CLO INDEX LEVELS AND 1YR UPSIDE TO AVERAGE/TIGHTS
Rating	Current Average Price	Discount Margin	Yield to Expected	Average 1yr Upside[1]	Tight 1yr Upside[2]
CLO AAA	$99.38	164	6.11%	7.35%	7.61%
CLO AA	$98.36	232	6.44%	8.49%	9.25%
CLO A	$97.69	286	6.99%	9.18%	10.46%
CLO BBB	$94.72	465	8.74%	13.24%	15.88%
CLO BB	$89.29	935	13.56%	19.71%	26.43%
CLO B	$70.76	1454	18.96%	36.92%	48.23%

Source: JPM / Intex / Palmer Square. As of 7/31/2023. Below investment grade ratings are subject to higher risks. Figures shown are not indicative of the performance of the Fund. 1Refers to the potential increase in value of the investment in one year if spreads return to 10-year average levels. 2Refers to the potential increase in value of the investment in one year if spreads return to 10-year tight levels. The potential increase in value is calculated by determining the return resulting from the positive or negative difference between the current price of the securities and the price of the securities at the respective spread levels noted in the hypothetical performance (i.e., spread levels at 10-year averages) plus the income from anticipated coupon payments over the next 12 months. For purposes of this analysis, anticipated coupon payments incorporate the forward LIBOR/SOFR curve. The presented hypothetical performance does not reflect the impact of material economic and market factors on decision making, any changes to the Fund over time, and was prepared with the benefit of hindsight.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Allocation / Attribution Summary

Select Portfolio Attribution and Characteristic Dashboard

Allocation	7/31/2023 Allocation	8/1/2022 to 7/31/2023 Gross Attribution	Average Price	Yield to Expected Call*
CLO Debt	68.7%	10.85%	$93.2	12.10%
Bank Loans	17.7%	2.42%	$97.4	9.30%
High Yield Bonds	6.5%	0.68%	$92.5	8.81%
Sub Notes	4.7%	0.38%	$45.3	21.03%
ABS/MBS	0.5%	-0.10%	$69.7	19.15%
IG Corp Debt	0.2%	0.01%	$83.0	4.16%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS).

Historic Positioning Detail by Asset Type:

	6/30/2022 Allocation	9/30/2022 Allocation	12/31/2022 Allocation	3/31/2023 Allocation	7/31/2023 Allocation	8/1/2022 to 7/31/2023 Gross Attribution
CLO Debt	63%	60%	63%	71%	69%	10.85%
Bank Loans	17%	24%	25%	17%	18%	2.42%
High Yield Bonds	11%	9%	7%	6%	7%	0.68%
Sub Notes	6%	5%	5%	5%	5%	0.38%
ABS/MBS	1%	0%	0%	0%	1%	-0.10%
IG Corp Debt	1%	1%	0%	0%	0%	0.01%

Please note the allocation above is on a gross exposure basis as a percent of NAV and does not include cash. Gross attribution does not include hedges, expenses and fees if applicable. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Attribution refers to the process of measuring returns generated by various sources.

●	Performance and Attribution: The Fund performance was 13.04% (net of fees) for the fiscal year-ending 7/31/2023. Floating rate assets continued to perform very well as rising inflation was top of mind throughout the year. The regional banking crisis in Q1 2023 was (and still is) seemingly contained to a few weak links and not a systemic issue. This led to a mostly steady and broad-based grind tighter in credit spreads throughout 2023, which finished the year near the tights last seen in early March. Partially offsetting the spread move was another leg higher in interest rates as the market went from “pause” to “skip” and quickly priced in two more hikes in 2023. Therefore, it’s not surprising the outperforming areas of credit were floating rate product - bank loans and CLOs – which was the obvious driver of the Fund’s outperformance versus the Bloomberg U.S. Aggregate Bond Index (-3.37%) over the same one-year period ending 7/31/2023.

●	Qualitatively, the 12-month period ending July 2023 was very eventful. The period started with credit spreads generally higher across the board, which in turn was due to a deteriorating macro environment combined with high inflation and extremely hawkish monetary policy in both North America and Europe. Spread and rate volatility remained high for the first part of the period until the market started to receive positive data on inflation. This positive data combined with favorable technicals (lack of primary supply, high cash levels, and negative sentiment) led to a broad based rally in both credit and equity markets early in the calendar year. In late March volatility surged after several regional banks failed. However this drawdown proved to be short lived as both credit and equity markets quickly recouped losses and finished the period at the highs (spread tights).

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Macro-economic data continues to support our house view of a higher-for-longer (than the market expects) interest rate environment. The labor market remains extremely strong with both near record-low unemployment AND historically elevated wage growth. Retail spending remains robust, although some areas (services) are clearly stronger than others (goods). Even the housing market has found new life as, somewhat ironically, the lack of supply of existing homes is pushing home buyers into the new build market. Taking all this into account, plus the absence of something else “breaking” in the system since March, the Fed clearly has scope to continue raising rates. So we agree with the market pricing in 2 more hikes this year, but we don’t necessarily agree with the shape of the curve from January 2024 on, which from that point the market is pricing in a full 100bps of cuts throughout the next year. We sympathize with this view - the excess COVID stimulus savings are clearly running out, the resumption in student loan payments in October, plus the general delayed impact of the cumulative increase in interest rates will act as a big liquidity drain on consumer bank accounts. But given the strength of the labor market and lack of a real negative catalyst in the corporate world – inventories are low, balance sheets remain in decent shape, cost inflation is moderating – we think the odds point to a proverbial soft landing rather than a sharp 2%+ contraction in real GDP (Gross Domestic Product). And as long as core inflation is running 3.5%+ AND the labor market remains strong we don’t think the Fed would cut rates in a soft landing environment.

Selected Indicies	Performance 7/29/2022 to 7/31/2023
Bloomberg U.S. Treasury Index	-4.01% (+1.60% yield change)
Bloomberg U.S. Aggregate Bond Index	-3.37% (-2bps spread change)
Bloomberg U.S. Corporate Index	-1.30% (-31bps)
Bloomberg 1-3 Year U.S. Corporate Index	+1.43% (-18bps)
Bloomberg U.S. High Yield Index	+4.41% (-98bps)
iBoxx Liquid Leveraged Loan Index	+9.22% (-37bps)
Palmer Square CLO Senior Debt Index	+7.56% (-39bps)
Palmer Square CLO Debt Index	+12.62% (-62bps)
S&P 500 Index	+12.99%
STOXX 600 Index	+18.67%

Source: Bloomberg as of 7/31/2023

●	CLO Allocation/Opportunity to Capture Income and Total Return: As of 7/31/2023, 69% (CLO debt and sub notes) of the portfolio. CLO BBBs are currently trading on average at a spread of 592bps with prices in the low $90s and BBs are at a spread of 980bps with prices in the low to mid to high $80s/low $90s. Since 2008 we have only seen wider levels during two short time-frames, February 2016 and March-May 2020 (please see table below). Looking at CLO BBs in particular, there have only been 9 months in the past 10 years where spreads were wider than 900bps. Looking at 12 month forward returns from those points in time, the average return was +40.33% and the minimum return was +25.04%[1]. The breakeven spread widening on CLO BBs is approximately 360bps, which means that spreads could widen a further 360bps over the next 12 months before one lost money on $1 invested[2]. That type of spread widening from here would put us back at levels we saw in March of 2020. Another tailwind for CLO debt going forward is the increase in LIBOR/SOFR*. In July almost the entire CLO portion of the portfolio reset higher by almost 30bps (3m LIBOR/SOFR is currently at 5.56%/5.30%). We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

*	Please see Notes and Disclosure for definitions. [1,2]See next page, BB Spreads and 1Yr Forward Returns table and disclosure. This example is provided for illustrative purposes only.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

BB SPREADS AND HISTORICAL 1-YEAR FORWARD RETURNS
Period	CLO BB Spread	1yr Forward Return[1]
1/29/2016	954	32.57%
2/29/2016	1193	51.32%
3/31/2016	972	35.39%
5/31/2016	916	30.62%
6/30/2016	909	30.77%
3/31/2020	1384	63.03%
4/30/2020	1299	55.59%
5/29/2020	1094	38.61%
7/31/2020	916	25.04%

Past performance is not a reliable indicator of future returns. Investment results may vary substantially on a monthly, quarterly, annual and other periodic basis. Source: Bloomberg / Palmer Square CLO Indices. As of 12/31/2022. 2Refers to the level at which spreads would need to widen in order to cause a negative value in an individual investment over a one-year period. This is determined by reducing a security’s price by its expected coupon payments over the next 12 months and then calculating the level of spread widening that would need to occur to move the security’s actual price to the reduced price. The presented hypothetical performance does not reflect the impact of material economic and market factors on decision making, any changes to the Fund over time, and was prepared with the benefit of hindsight. The above analysis looks specifically at CLO BB’s. Upon request, Palmer Square will provide this analysis for other CLO rating classes.

Outlook / Focus on CLO Relative Value

●	CLO Issuance Forecast and Outlook: CLO issuance ended 2022 with about $132BN in new issue volumes. This is impressive given the volatility we have seen so far this year and is only down 28% from last year’s record setting issuance and the 3rd highest issuance year ever. The size of the CLO market continues to grow in the U.S. and is now $1 trillion and over $1.2 trillion globally, which is now the largest credit sector within securitized products. So far in 2023, we see new issue slowly ramping higher throughout the first half, which is currently sitting at 56.4B (down 22$ YoY). Barring a material tightening in AAAs, we expect issuance to be in the $80-100BN range in 2023.

●	Pause, Not Pivot: Recent inflation data is mixed at best, with “goods” prices decelerating but “services” inflation remaining stubbornly high. Core inflation has also likely peaked, but what is not clear is how long it will take to normalize back to the Fed’s target level of 2%. Due to the way core inflation is calculated, the housing component of the Consumer Price Index (CPI (42% weight in headline, 54% in core)) works on a lag and will take time to fully reflect the current state of the housing and rental markets. Additionally, the inflation in core services is also unlikely to trend meaningfully lower without a sustained loosening in the labor market, which remains incredibly robust (unemployment at record lows and job openings still near record highs). Therefore, our base case is core y/y numbers, currently +6.0% y/y, will remain stubbornly high throughout 2023. And until the Fed feels core inflation has normalized, they will be forced to keep rates in restrictive territory (i.e. > 5%). That said, we also believe the Fed will pause the current hiking cycle in 1H 2023 once the Fed Funds Rate reaches 5.25% in order to observe the cumulative impact of higher interest rates on the economy. Furthermore, we do not see the Fed cutting rates in 2023 without a material weakening of the labor market combined with negative GDP growth, which is not our base case. In summary, we believe short term interest rates will remain higher for longer than the market is currently pricing in. This would be positive for floating-rate securities as their coupons would remain higher for longer than the market currently anticipates.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

●	Soft(ish) Landing: Our view that rates will stay higher for longer is, in part, based on our view that the macro picture looks resilient. The labor market is as strong as ever, literally. In fact, so strong that the Fed would like to see it cool a bit to ease inflation pressure. We have seen some layoffs starting, but so far this has been isolated to the tech space. The consumer remains in decent shape, with debt/income levels still historically low and excess savings still high. In Europe, the macro picture has improved substantially thanks to warmer weather and government actions. And lastly, geopolitical risks have eased as well – Russia in a stalemate in Ukraine, Ukraine exporting grain, China reopening, European unity, etc. Growth will undoubtedly slow as high interest rates restrict investment, but we don’t envision a hard landing.

●	Defaults Contained: The current cycle started with default rates practically at zero. So to say they will increase is certainly no hot take. In fact, they have already increased to around 1.25-1.50% depending on how one treats distressed exchanges. From a historical perspective, around half of CCCs default in an economic downturn. The weight of CCCs in the HY and bank loan market are 10% and 6% respectively. So you could make the argument that half of those might default in 2023. You might also make the argument that another 1-3% from companies with 1) bad/disrupted business models and/or 2) bad capital structures, inadequate liquidity/maturities and you get to 4-5%. We have noticed several prognosticators calling for 10+% default rates, which is nearly what the market experienced during the GFC (Global Financial Crisis). We do not subscribe to that view. We’ve found that people have forgotten just how bad the set up was in 2008: corporates were max levered, consumers were max levered, and the banking system was massively over levered and dependent on short term financing. All 3 pillars of the economy are in significantly better shape today. This underpins our view that defaults will increase but be contained in 2023.

»	Bonds are Back: After the worst year for fixed income in decades, the silver lining is that yields are as attractive as they’ve been since the mid 2000s. Fortunately for this Fund, we got the historically high yields without the 10+% drawdown seen in most duration strategies. Credit spreads are also wider than average, which combined with high base rates allows for great carry plus upside if/when spreads tighten. And versus equities, fixed income hasn’t looked this relatively attractive in most investors’ lifetimes.

●	Earnings Headwinds to Intensify: The numerous headwinds facing corporate earnings in 2H 2022 will continue into 2023 and likely intensify as the lagged impact of higher interest rates pressures more parts of the global economy. Revenue growth will slow on overall weaker demand and less ability to pass through inflation. Margins will be impacted by both lower revenue and continued cost pressure in wages and labor scarcity. But as we have highlighted previously (many times!), corporates started this current cycle from a period of strength, particularly when compared to previous cycles when corporates entered recessions over-levered and under prepared. On the whole, most measures of credit metrics are stable: debt leverage, interest coverage, liquidity, maturity profile, etc. (Exhibit 1-2 below). As such, we think most corporates are well positioned to withstand several quarters of weak earnings without a deterioration in credit profiles. The exception to this will be the weakest cohort of companies with bad business models and/or bad capital structures. But this is why fundamental credit research and selection remains so important.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 1: Loan gross leverage still near multi year low

Source: JP Morgan Research as of 6/21/2023.

Exhibit 2: Interest coverage ratios in line with historical averages

Source: JP Morgan Research as of 6/21/2023.

●	CLO BBs remain a significant allocation in the portfolio and at current valuations offer a lot of potential value on an absolute and relative basis. As compared to High Yield (HY) opportunities, CLO BBs on a historical basis still look very cheap. CLO BBs currently pick up 577bps of spread versus HY, which looking back to 2012 is a 98th percentile reading (meaning CLO BBs have been relatively cheaper only 2% of the time). The median spread differential over the same time period is 260bps, which means CLO BBs need to tighten about 317bps just to get back to historical average levels vs HY.

CLO BB vs HY Spreads

Source: Bloomberg.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Fundamentals

●	As spreads drift wider with broader macro concerns, underlying loan fundamentals have been resilient. Loan defaults are hovering around longer term averages at 2.41%, with current defaults in CLO portfolios lower at 0.81%. We expect defaults to tick modestly higher in the next year but remain in the longer term averages of 2-4% range. The percentage of underlying CLO collateral trading at distressed levels (under $80) is currently around 6%, which is typically a good barometer of future defaults (Palmer Square deals are much lower in the 3-4% range). Also, loans with maturities before 2024 represent a small portion of the loan market at about 3%, meaning refinancing risk is low. The current CCC% in CLO portfolios is 5% (Palmer Square deals are lower in the 2-3% range) and still have ample cushion to withstand an uptick in downgrades.

Exhibit 3 - Loan default rates off the lows, but still below long term average

Source: J.P. Morgan as of 6/30/2023

Exhibit 4 - Loan Maturity Wall

US Leveraged Debt Maturity Profile

Source: Morgan Stanley Research, S&P LCD as of 6/30/2023

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 5 - CCC Assets Closer to Longer Term Averages

Median CCC Assets in CLO Portfolios

Source: Morgan Stanley Research, Intex as of 6/30/2023

Summary

Given the portfolio positioning, we are confident in the outlook moving forward. We believe our portfolio is embedded with strong catalysts that will not only drive potential returns, but may also help mitigate volatility. More specifically, the portfolio has high current yield and the potential to generate price appreciation, and finally the portfolio has been providing low interest rate and relatively low spread duration*.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Please see Notes and Disclosure for definitions. Current performance is not a guarantee of future performance of the Fund.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Palmer Square Opportunistic Income Fund is a closed-end interval fund. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Credit Spreads are often a good barometer of economic health - wide or widening (bearish sentiment) and narrowing/tight or tightening (bullish sentiment). The option-adjusted spread (OAS) is the measurement of the spread of a fixed-income security rate and the risk-free rate of return, which is then adjusted to take into account an embedded option. Typically, an analyst uses Treasury yields for the risk-free rate.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg Barclays 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. S&P 500 Index is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S. U.S. Treasury index is an index based on recent auctions of U.S. Treasury bills and is commonly used as a benchmark when determining interest rates, such as mortgage rates. Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. Bloomberg Barclays U.S. High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Bloomberg Barclays U.S. HY BB Corporates Index tracks the performance of USD-denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market. Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. Palmer Square CLO Senior Debt Index (CLOSE) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLOSE is comprised of original rated AAA and AA debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO Debt Index (CLODI) seeks to reflect the investable universe for U.S. dollar denominated CLOs. CLODI is comprised of original rated A, BBB, and BB debt issued after January 1, 2009 subject to certain inclusion criteria. Palmer Square CLO BB TR Index (PCLOBBTR) seeks to reflect the investable universe for U.S. dollar denominated CLOs. The index is comprised of original rated BB debt issued after January 1, 2009 subject to certain inclusion criteria. LIBOR (London Interbank Offered Rate) is the benchmark interest rate at which major global banks lend to one another. As of January 1, 2022 many banks are no longer required to submit the data needed to calculate the LIBOR rate. In June 2023, LIBOR will be replaced by SOFR. A Reference Rate is an interest rate benchmark used to set other interest rates. Various types of transactions use different reference rate benchmarks, but the most common include the Fed Funds Rate, LIBOR, the prime rate, and the rate on benchmark U.S. Treasury securities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure cont’d

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

Collateralized Loan Obligations Risk – The Fund may invest in CLOs. The Fund is subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. A CLO’s performance is linked to the expertise of the CLO manager and its ability to manage the CLO portfolio. Changes in the regulation of CLOs may adversely affect the value of the CLO investments held by the Fund and the ability of the Fund to execute its investment strategy. CLO debt is payable solely from the proceeds of the CLO’s underlying assets and, therefore, if the income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. CLO debt securities may be subject to redemption and the timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest and the CLO manager’s opportunities to invest may be limited.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund

FUND PERFORMANCE at July 31, 2023 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2023	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Opportunistic Income Fund	13.04%	4.62%	4.63%	8/29/14
Bloomberg Barclays US Aggregate Bond Index	-3.37%	0.75%	1.11%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Expense ratio for the Fund was 2.69%, which was the amount stated in the current prospectus dated December 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until December 1, 2023, and it may be terminated before that date only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of July 31, 2023

Principal Amount[1]		Value
	BANK LOANS — 17.7%
740,434	Acrisure LLC 8.693% (1-Month USD Libor+350 basis points), 2/15/2027[2,3,4]	$723,370
495,000	AI Aqua Merger Sub, Inc. 8.944% (1-Month USD Libor+400 basis points), 7/30/2028[2,3,4]	489,369
742,302	Alliance Laundry Systems LLC 8.559% (3-Month USD Libor+350 basis points), 10/8/2027[2,3,4]	742,116
740,578	Alliant Holdings Intermediate LLC 8.650% (1-Month USD Libor+350 basis points), 11/6/2027[2,3,4]	739,597
500,000	American Rock Salt Co. LLC 12.467% (1-Month USD Libor+725 basis points), 6/11/2029[2,4]	451,250
500,000	Amynta Agency Borrower, Inc. 10.253% (1-Month Term SOFR+500 basis points), 2/28/2028[2,3,4]	493,792
493,750	AP Gaming I LLC 9.392% (1-Month Term SOFR+400 basis points), 2/15/2029[2,3,4]	490,820
498,747	Apple Bidco LLC 9.102% (1-Month Term SOFR+400 basis points), 9/23/2028[2,3,4]	498,747
742,228	AppLovin Corp. 8.452% (1-Month Term SOFR+325 basis points), 8/15/2025[2,3,4]	743,096
	Aruba Investments Holdings, LLC
244,397	9.193% (1-Month USD Libor+400 basis points), 11/24/2027[2,3,4]	237,829
400,000	12.943% (1-Month USD Libor+775 basis points), 11/24/2028[2,3,4]	364,000
	Asurion LLC
750,000	10.452% (1-Month USD Libor+525 basis points), 2/3/2028[2,3,4]	669,641
161,497	9.202% (3-Month Term SOFR+400 basis points), 8/19/2028[2,3,4]	155,093
742,424	Autokiniton U.S. Holdings, Inc. 9.717% (1-Month USD Libor+450 basis points), 4/6/2028[2,3,4]	743,352
746,250	Barracuda Networks, Inc. 9.545% (1-Month Term SOFR+450 basis points), 8/15/2029[2,3,4]	734,765
740,285	BCP Renaissance Parent LLC 8.742% (3-Month Term SOFR+350 basis points), 10/31/2026[2,3,4]	740,152
701,648	Birkenstock U.S. BidCo, Inc. 8.555% (1-Month USD Libor+375 basis points), 4/28/2028[2,3,4]	702,174
746,231	Brightview Landscapes LLC 8.352% (1-Month Term SOFR+325 basis points), 4/22/2029[2,3,4]	744,052
293,250	CCI Buyer, Inc. 9.242% (3-Month Term SOFR+400 basis points), 12/17/2027[2,3,4]	287,630
150,000	CCS-CMGC Holdings, Inc. 14.476% (3-Month USD Libor+900 basis points), 10/1/2026[2,3,4]	93,563
494,778	Chemours Co. 5.420% (3-Month Euribor+200 basis points), 4/3/2025[2,3,4]	545,597
742,443	CHG Healthcare Services, Inc. 8.443% (1-Month USD Libor+325 basis points), 9/30/2028[2,3,4]	741,890

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BANK LOANS (Continued)
738,963	CP Atlas Buyer, Inc. 8.952% (1-Month Term SOFR+350 basis points), 11/23/2027[2,4]	$704,723
748,125	Creative Artists Agency LLC 8.602% (1-Month Term SOFR+350 basis points), 11/26/2028[2,3,4]	745,652
740,434	Dcert Buyer, Inc. 9.264% (1-Month Term SOFR+400 basis points), 10/16/2026[2,3,4]	738,583
800,000	Dedalus Finance GmbH 7.712% (6-Month Euribor+375 basis points), 5/31/2027[2,4]	797,264
742,347	Deerfield Dakota Holding LLC 8.992% (1-Month Term SOFR+375 basis points), 4/9/2027[2,3,4]	716,250
740,578	Dotdash Meredith, Inc. 9.202% (1-Month Term SOFR+400 basis points), 12/1/2028[2,3,4]	701,698
740,602	EAB Global, Inc. 8.340% (3-Month USD Libor+350 basis points), 8/16/2028[2,3,4]	735,895
731,250	ECI Macola/Max Holding LLC 9.253% (3-Month USD Libor+375 basis points), 11/9/2027[2,3,4]	729,232
748,057	Ensemble RCM LLC 8.526% (1-Month Term SOFR+375 basis points), 8/1/2026[2,3,4]	748,233
627,828	EW Scripps Co. 7.967% (1-Month Term SOFR+275 basis points), 1/7/2028[2,3,4]	617,977
740,625	Fertitta Entertainment LLC 9.102% (1-Month Term SOFR+400 basis points), 1/27/2029[2,3,4]	733,933
748,125	Filtration Group Corp. 9.454% (1-Month Term SOFR+425 basis points), 10/24/2028[2,3,4]	751,398
739,294	Flexera Software LLC 8.967% (1-Month USD Libor+375 basis points), 3/3/2028[2,3,4]	730,186
703,125	Forest City Enterprises LP 8.717% (1-Month USD Libor+350 basis points), 12/7/2025[2,3,4]	617,871
585,079	Great Outdoors Group LLC 8.943% (1-Month USD Libor+375 basis points), 3/5/2028[2,3,4]	584,529
500,000	HUB International Ltd. 9.584% (1-Month Term SOFR+425 basis points), 6/20/2030[2,3,4]	502,670
746,183	Hudson River Trading LLC 8.217% (1-Month Term SOFR+300 basis points), 3/18/2028[2,3,4]	733,707
679,728	Idera, Inc. 8.963% (1-Month USD Libor+375 basis points), 3/2/2028[2,3,4]	666,984
750,000	INEOS Enterprises Holdings U.S. Finco LLC 9.127% (1-Month Term SOFR+375 basis points), 7/7/2030[2,4]	741,330
461,898	INEOS U.S. Finance LLC 8.952% (1-Month Term SOFR+375 basis points), 11/8/2027[2,3,4]	458,965
450,000	INEOS U.S. Petrochem LLC 8.952% (1-Month Term SOFR+375 basis points), 3/1/2030[2,3,4]	447,187
638,666	Ivanti Software, Inc. 9.758% (3-Month USD Libor+425 basis points), 12/1/2027[2,3,4]	539,356

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BANK LOANS (Continued)
740,385	Jazz Acquisition, Inc. 9.202% (3-Month USD Libor+425 basis points), 6/19/2026[2,3,4]	$741,773
754,180	Kestrel Acquisition LLC 9.450% (3-Month USD Libor+425 basis points), 6/30/2025[2,3,4]	732,079
	Lightstone Holdco LLC
702,398	10.852% (1-Month Term SOFR+575 basis points), 1/30/2027[2,3,4]	636,696
39,727	10.852% (1-Month Term SOFR+575 basis points), 1/30/2027[2,3,4]	36,011
746,222	Medline Borrower LP 8.352% (1-Month USD Libor+325 basis points), 10/21/2028[2,3,4]	739,565
750,000	MH Sub I LLC 9.352% (1-Month Term SOFR+425 basis points), 5/3/2028[2,3,4]	724,395
740,335	Minotaur Acquisition, Inc. 9.952% (1-Month Term SOFR+500 basis points), 3/29/2026[2,3,4]	733,961
750,000	Mitchell International, Inc. 11.654% (3-Month USD Libor+650 basis points), 10/15/2029[2,3,4]	675,000
748,125	Momentive Performance Materials USA LLC 9.602% (1-Month Term SOFR+450 basis points), 3/29/2028[2,3,4]	743,135
742,462	NAB Holdings LLC 8.392% (3-Month Term SOFR+300 basis points), 11/23/2028[2,3,4]	742,277
542,985	NFP Corp. 8.467% (1-Month USD Libor+325 basis points), 2/13/2027[2,4]	533,784
	OMNIA Partners LLC
42,936	4.250% (1-Month Term SOFR+425 basis points), 7/19/2030[2,3,4,5,6]	43,011
457,064	4.500% (1-Month Term SOFR+425 basis points), 7/19/2030[2,3,4,5,6]	457,854
740,602	OneDigital Borrower LLC 9.452% (3-Month Term SOFR+425 basis points), 11/16/2027[2,4]	740,142
740,356	Peraton Corp. 8.952% (1-Month Term SOFR+375 basis points), 2/1/2028[2,3,4]	735,903
723,058	Petco Health & Wellness Co., Inc. 8.753% (3-Month Term SOFR+325 basis points), 3/4/2028[2,3,4]	721,634
742,443	PODS LLC 8.217% (1-Month USD Libor+300 basis points), 3/31/2028[2,3,4]	734,963
100,000	Prairie ECI Acquiror LP 9.943% (1-Month USD Libor+475 basis points), 3/11/2026[2,3,4]	99,580
740,625	Pre-Paid Legal Services, Inc. 8.943% (3-Month USD Libor+375 basis points), 12/15/2028[2,3,4]	731,460
500,000	Quest Software, Inc. 12.695% (3-Month Term SOFR+750 basis points), 2/1/2030[2,3,4]	334,000
742,481	Quikrete Holdings, Inc. 8.217% (1-Month Term SOFR+300 basis points), 3/18/2029[2,3,4]	744,181
740,578	RealPage, Inc. 8.217% (1-Month USD Libor+300 basis points), 4/22/2028[2,3,4]	728,851

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BANK LOANS (Continued)
738,722	Red Planet Borrower LLC 8.952% (1-Month USD Libor+375 basis points), 9/30/2028[2,3,4]	$668,543
750,000	Redstone Holdco 2 LP 13.042% (3-Month USD Libor+775 basis points), 8/6/2029[2,3,4]	474,641
	Renaissance Holdings Corp.
750,000	9.992% (3-Month USD Libor+325 basis points), 5/30/2025[2,3,4]	748,009
400,000	12.193% (1-Month USD Libor+700 basis points), 5/29/2026[2,3,4]	398,418
742,771	Reverb Buyer, Inc. 8.240% (3-Month USD Libor+350 basis points), 11/1/2028[2,3,4]	713,803
742,500	Scientific Games International, Inc. 8.302% (1-Month Term SOFR+300 basis points), 4/14/2029[2,3,4]	742,441
985,463	Surf Holdings LLC 8.701% (3-Month USD Libor+350 basis points), 3/5/2027[2,3,4]	983,354
379,700	Thryv, Inc. 13.717% (1-Month USD Libor+850 basis points), 3/1/2026[2,3,4]	378,990
898,272	Traverse Midstream Partners LLC 8.937% (6-Month Term SOFR+425 basis points), 9/27/2024[2,3,4]	895,842
464,240	UGI Energy Services LLC 8.452% (1-Month Term SOFR+325 basis points), 2/22/2030[2,3,4]	464,270
742,288	UKG, Inc. 8.895% (3-Month Term SOFR+375 basis points), 5/3/2026[2,3,4]	742,292
742,500	Univision Communications, Inc. 9.492% (3-Month Term SOFR+425 basis points), 6/24/2029[2,3,4]	743,198
746,173	Vertiv Group Corp. 7.977% (1-Month Term SOFR+275 basis points), 3/2/2027[2,3,4]	747,364
589,500	Vision Solutions, Inc. 9.863% (3-Month USD Libor+400 basis points), 5/28/2028[2,3,4]	565,973
654,313	WaterBridge Midstream Operating LLC 11.363% (6-Month USD Libor+575 basis points), 6/21/2026[2,3,4]	656,414
740,602	Whatabrands LLC 8.467% (1-Month USD Libor+325 basis points), 8/3/2028[2,3,4]	738,520
740,506	Zelis Payments Buyer, Inc. 8.693% (1-Month USD Libor+350 basis points), 9/30/2026[2,3,4]	740,817
	Total Bank Loans
	(Cost $51,642,657)	51,388,662
	BONDS — 79.9%
	ASSET-BACKED SECURITIES — 72.8%
	522 Funding CLO Ltd.
1,000,000	Series 2020-6A, Class F, 13.647% (3-Month Term SOFR+830.16 basis points), 10/23/2034[3,4,7]	832,705
1,500,000	Series 2019-5A, Class ER, 12.068% (3-Month Term SOFR+676 basis points), 4/15/2035[3,4,7]	1,412,027

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Allegany Park CLO Ltd. Series 2019-1A, Class ER, 11.726% (3-Month Term SOFR+640 basis points), 1/20/2035[3,4,7]	$923,112
1,000,000	ALM Ltd. Series 2020-1A, Class D, 11.570% (3-Month Term SOFR+626.16 basis points), 10/15/2029[3,4,7]	946,162
1,400,000	Anchorage Credit Funding Ltd. Series 2015-1A, Class ERV, 6.700%, 7/28/2037[3,7]	1,138,717
750,000	Annisa CLO Series 2016-2A, Class DR, 8.588% (3-Month USD Libor+300 basis points), 7/20/2031[3,4,7]	722,579
1,250,000	Apidos CLO Series 2017-28A, Class D, 11.088% (3-Month Term SOFR+576.16 basis points), 1/20/2031[3,4,7]	1,129,376
1,250,000	Apidos CLO Series 2017-28A, Class C, 8.088% (3-Month Term SOFR+276.16 basis points), 1/20/2031[3,4,7]	1,170,924
500,000	Apidos CLO Ltd. Series 2023-45A, Class E, 13.564% (3-Month Term SOFR+840 basis points), 4/26/2036[3,4,7]	502,165
	Ares CLO Ltd.
1,000,000	Series 2017-42A, Class E, 11.657% (3-Month Term SOFR+631.16 basis points), 1/22/2028[3,4,7]	868,019
650,000	Series 2015-38A, Class DR, 8.088% (3-Month Term SOFR+276.16 basis points), 4/20/2030[3,4,7]	603,495
2,000,000	Series 2021-62A, Class SUB, 0.000%, 1/25/2034[3,7,8]	1,266,667
1,000,000	ASSURANT CLO Ltd. Series 2017-1A, Class ER, 12.788% (3-Month Term SOFR+746.16 basis points), 10/20/2034[3,4,7]	935,000
500,000	Bain Capital Credit CLO Series 2018-1A, Class D, 8.307% (3-Month USD Libor+270 basis points), 4/23/2031[3,4,7]	460,304
1,000,000	Bain Capital Credit CLO Ltd. Series 2021-7A, Class D, 8.857% (3-Month Term SOFR+351.16 basis points), 1/22/2035[3,4,7]	956,795
	Ballyrock CLO Ltd.
1,500,000	Series 2019-2A, Class CR, 8.529% (3-Month USD Libor+315 basis points), 11/20/2030[3,4,7]	1,487,342
750,000	Series 2019-1A, Class DR, 12.320% (3-Month Term SOFR+701.16 basis points), 7/15/2032[3,4,7]	724,691
1,100,000	Series 2023-23A, Class D, 13.161% (3-Month Term SOFR+817 basis points), 4/25/2036[3,4,7]	1,102,564

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Barings CLO Ltd.
1,500,000	Series 2017-1A, Class E, 11.572% (3-Month Term SOFR+626.16 basis points), 7/18/2029[3,4,7]	$1,396,173
1,000,000	Series 2017-1A, Class F, 13.022% (3-Month Term SOFR+771.16 basis points), 7/18/2029[3,4,7]	863,760
1,000,000	Series 2016-2A, Class DR2, 8.738% (3-Month Term SOFR+341.16 basis points), 1/20/2032[3,4,7]	984,696
1,000,000	Barings CLO Ltd. Series 2015-IA, Class DR, 8.188% (3-Month Term SOFR+286.16 basis points), 1/20/2031[3,4,7]	927,718
1,500,000	Barings Euro CLO DAC Series 2015-1X, Class DRR, 7.371% (3-Month Euribor+365 basis points), 7/25/2035[3,4]	1,484,211
500,000	Battalion CLO Ltd. Series 2016-10A, Class CR2, 9.057% (3-Month Term SOFR+371.16 basis points), 1/25/2035[3,4,7]	454,351
1,000,000	Bean Creek CLO Ltd. Series 2015-1A, Class DR, 8.338% (3-Month Term SOFR+301.16 basis points), 4/20/2031[3,4,7]	945,122
	Benefit Street Partners CLO Ltd.
1,000,000	Series 2013-IIIA, Class DR, 12.188% (3-Month Term SOFR+686.16 basis points), 7/20/2029[3,4,7]	900,006
1,050,000	Series 2017-12A, Class C, 8.620% (3-Month Term SOFR+331.16 basis points), 10/15/2030[3,4,7]	1,024,421
1,000,000	Series 2017-12A, Class D, 11.980% (3-Month Term SOFR+667.16 basis points), 10/15/2030[3,4,7]	878,415
1,250,000	Series 2018-14A, Class E, 10.938% (3-Month Term SOFR+561.16 basis points), 4/20/2031[3,4,7]	1,068,576
1,250,000	Series 2020-21A, Class DR, 8.920% (3-Month Term SOFR+361.16 basis points), 10/15/2034[3,4,7]	1,197,539
1,000,000	Series 2019-18A, Class DR, 8.970% (3-Month Term SOFR+366.16 basis points), 10/15/2034[3,4,7]	972,780
1,500,000	Series 2020-21A, Class ER, 12.270% (3-Month Term SOFR+696.16 basis points), 10/15/2034[3,4,7]	1,420,189
1,000,000	Series 2019-18A, Class ER, 12.320% (3-Month Term SOFR+701.16 basis points), 10/15/2034[3,4,7]	941,990
1,250,000	Series 2021-25A, Class E, 12.420% (3-Month Term SOFR+711.16 basis points), 1/15/2035[3,4,7]	1,213,502
1,000,000	BlueMountain CLO Ltd. Series 2020-29A, Class D2R, 9.863% (3-Month Term SOFR+451.16 basis points), 7/25/2034[3,4,7]	951,769

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
500,000	Canyon Capital CLO Ltd. Series 2014-1A, Class CR, 8.381% (3-Month Term SOFR+301.16 basis points), 1/30/2031[3,4,7]	$460,609
	Carlyle Global Market Strategies CLO Ltd.
750,000	Series 2014-1A, Class DR, 8.170% (3-Month Term SOFR+286.16 basis points), 4/17/2031[3,4,7]	696,415
1,500,000	Series 2014-2RA, Class C, 8.121% (3-Month USD Libor+280 basis points), 5/15/2031[3,4,7]	1,404,037
1,000,000	Carlyle Global Market Strategies Euro CLO Series 2022-5X, Class A2B, 6.500%, 10/25/2035[3]	1,092,342
2,000,000	CIFC European Funding CLO Series 3X, Class D, 7.263% (3-Month Euribor+360 basis points), 1/15/2034[3,4]	2,065,207
1,050,000	CIFC Funding Ltd. Series 2012-2RA, Class D, 11.038% (3-Month Term SOFR+571.16 basis points), 1/20/2028[3,4,7]	1,050,000
	CIFC Funding Ltd.
2,000,000	Series 2015-3A, Class ER, 10.532% (3-Month Term SOFR+521.16 basis points), 4/19/2029[3,4,7]	1,776,660
1,500,000	Series 2013-4A, Class DRR, 8.419% (3-Month Term SOFR+306.16 basis points), 4/27/2031[3,4,7]	1,441,925
1,000,000	Series 2013-4A, Class ERR, 11.069% (3-Month Term SOFR+571.16 basis points), 4/27/2031[3,4,7]	883,638
500,000	Series 2018-3A, Class E, 11.072% (3-Month Term SOFR+576.16 basis points), 7/18/2031[3,4,7]	458,037
1,000,000	Series 2016-1A, Class D2RR, 9.845% (3-Month Term SOFR+451.16 basis points), 10/21/2031[3,4,7]	979,108
1,000,000	Series 2019-2A, Class ER, 12.160% (3-Month Term SOFR+685.16 basis points), 4/17/2034[3,4,7]	975,873
500,000	Series 2019-5A, Class DR, 12.350% (3-Month Term SOFR+704.16 basis points), 1/15/2035[3,4,7]	479,014
1,000,000	Series 2021-3A, Class E1, 11.970% (3-Month Term SOFR+666.16 basis points), 7/15/2036[3,4,7]	939,535
1,000,000	Clear Creek CLO Series 2015-1A, Class DR, 8.538% (3-Month Term SOFR+321.16 basis points), 10/20/2030[3,4,7]	972,662
	Crestline Denali CLO Ltd.
750,000	Series 2018-1A, Class D, 8.188% (3-Month Term SOFR+286.16 basis points), 1/20/2030[3,4,7]	656,059
1,250,000	Series 2017-1A, Class D, 9.318% (3-Month Term SOFR+399.16 basis points), 4/20/2030[3,4,7]	1,171,627
1,000,000	Series 2016-1A, Class DR, 8.957% (3-Month Term SOFR+361.16 basis points), 10/23/2031[3,4,7]	892,156

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,750,000	Dartry Park CLO DAC Series 1X, Class CRR, 7.064% (3-Month Euribor+335 basis points), 1/28/2034[3,4]	$1,779,564
1,000,000	Denali Capital CLO Ltd. Series 2016-1A, Class DR, 8.320% (3-Month Term SOFR+301.16 basis points), 4/15/2031[3,4,7]	872,852
	Dryden CLO Ltd.
4,000,000	Series 2020-86A, Class SUB, 0.000%, 7/17/2030[3,7,8]	2,222,945
750,000	Series 2018-65A, Class D, 8.672% (3-Month Term SOFR+336.16 basis points), 7/18/2030[3,4,7]	711,862
995,000	Series 2018-57A, Class D, 7.871% (3-Month USD Libor+255 basis points), 5/15/2031[3,4,7]	919,709
330,000	Series 2018-57A, Class E, 10.521% (3-Month USD Libor+520 basis points), 5/15/2031[3,4,7]	278,141
1,000,000	Series 2020-77A, Class ER, 11.249% (3-Month USD Libor+587 basis points), 5/20/2034[3,4,7]	885,620
1,000,000	Series 2020-77A, Class FR, 12.969% (3-Month USD Libor+759 basis points), 5/20/2034[3,4,7]	802,176
	Dryden Euro CLO
1,000,000	Series 2021-91X, Class D, 8.510% (3-Month Euribor+485 basis points), 4/18/2035[3,4]	1,092,906
1,250,000	Series 2021-103X, Class B2, 7.500%, 1/19/2036[3]	1,378,136
1,000,000	Dryden Euro CLO B.V. Series 2013-29X, Class B2RE, 2.050%, 7/15/2032[3]	981,834
	Dryden Senior Loan Fund
2,500,000	Series 2013-30A, Class DR, 7.921% (3-Month USD Libor+260 basis points), 11/15/2028[3,4,7]	2,379,876
1,000,000	Series 2013-30A, Class FR, 12.571% (3-Month USD Libor+725 basis points), 11/15/2028[3,4,7]	724,502
750,000	Series 2014-36A, Class DR3, 9.260% (3-Month Term SOFR+395.16 basis points), 4/15/2029[3,4,7]	741,006
1,875,000	Series 2015-38A, Class DR, 8.570% (3-Month Term SOFR+326.16 basis points), 7/15/2030[3,4,7]	1,760,965
750,000	Series 2016-45A, Class DR, 8.720% (3-Month Term SOFR+341.16 basis points), 10/15/2030[3,4,7]	720,619
	Eaton Vance CLO Ltd.
1,075,000	Series 2015-1A, Class DR, 8.088% (3-Month Term SOFR+276.16 basis points), 1/20/2030[3,4,7]	985,929
850,000	Series 2015-1A, Class ER, 11.188% (3-Month Term SOFR+586.16 basis points), 1/20/2030[3,4,7]	752,980
500,000	Series 2014-1RA, Class E, 11.270% (3-Month Term SOFR+596.16 basis points), 7/15/2030[3,4,7]	438,818

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,250,000	Series 2018-1A, Class D, 8.770% (3-Month Term SOFR+346.16 basis points), 10/15/2030[3,4,7]	$1,211,405
1,500,000	Series 2013-1A, Class D3R, 12.370% (3-Month Term SOFR+706.16 basis points), 1/15/2034[3,4,7]	1,444,396
1,000,000	Series 2020-2A, Class ER, 12.070% (3-Month Term SOFR+676.16 basis points), 1/15/2035[3,4,7]	943,265
	Elmwood CLO Ltd.
1,000,000	Series 2019-2A, Class DR, 8.588% (3-Month USD Libor+300 basis points), 4/20/2034[3,4,7]	984,313
600,000	Series 2019-3A, Class FR, 13.328% (3-Month Term SOFR+800.16 basis points), 10/20/2034[3,4,7]	554,193
	Flatiron CLO Ltd.
5,425,000	Series 2017-1A, Class SUB, 0.000%, 5/15/2030[3,7,8]	2,498,887
3,500,000	Series 2018-1A, Class SUB, 0.000%, 4/17/2031[3,7,8]	1,742,054
750,000	Series 2021-1A, Class E, 11.582% (3-Month USD Libor+600 basis points), 7/19/2034[3,4,7]	697,074
750,000	Flatiron RR CLO LLC Series 2021-2A, Class E, 11.770% (3-Month Term SOFR+646.16 basis points), 10/15/2034[3,4,7]	711,037
	Galaxy CLO Ltd.
1,320,000	Series 2017-23A, Class E, 11.757% (3-Month Term SOFR+641.16 basis points), 4/24/2029[3,4,7]	1,230,368
1,250,000	Series 2017-24A, Class D, 8.020% (3-Month Term SOFR+271.16 basis points), 1/15/2031[3,4,7]	1,185,019
1,125,000	Series 2017-24A, Class E, 11.070% (3-Month Term SOFR+576.16 basis points), 1/15/2031[3,4,7]	1,015,062
	Generate CLO Ltd.
1,000,000	Series 3A, Class ER, 11.988% (3-Month USD Libor+640 basis points), 10/20/2029[3,4,7]	990,134
1,250,000	Series 2A, Class DR, 8.207% (3-Month Term SOFR+286.16 basis points), 1/22/2031[3,4,7]	1,192,366
1,250,000	Series 7A, Class D, 9.407% (3-Month Term SOFR+406.16 basis points), 1/22/2033[3,4,7]	1,219,963
1,000,000	Series 9A, Class E, 12.438% (3-Month Term SOFR+711.16 basis points), 10/20/2034[3,4,7]	975,136
1,000,000	Series 6A, Class ER, 12.407% (3-Month Term SOFR+706.16 basis points), 1/22/2035[3,4,7]	945,846
2,000,000	Series 2023-11A, Class D, 10.751% (3-Month Term SOFR+575 basis points), 4/20/2035[3,4,7]	2,009,518
2,000,000	Gilbert Park CLO Ltd. Series 2017-1A, Class E, 11.970% (3-Month Term SOFR+666.16 basis points), 10/15/2030[3,4,7]	1,732,175

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
750,000	GoldenTree Loan Management EUR CLO DAC Series 5X, Class E, 8.955% (3-Month Euribor+525 basis points), 4/20/2034[3,4]	$743,610
	GoldenTree Loan Management U.S. CLO Ltd.
1,000,000	Series 2020-7A, Class FR, 13.338% (3-Month Term SOFR+801.16 basis points), 4/20/2034[3,4,7]	895,742
750,000	Series 2021-10A, Class F, 13.378% (3-Month Term SOFR+805.16 basis points), 7/20/2034[3,4,7]	631,492
	GoldenTree Loan Opportunities Ltd.
1,500,000	Series 2014-9A, Class ER2, 11.291% (3-Month Term SOFR+592.16 basis points), 10/29/2029[3,4,7]	1,481,430
1,500,000	Series 2016-12A, Class ER, 10.995% (3-Month Term SOFR+566.16 basis points), 7/21/2030[3,4,7]	1,366,169
1,000,000	Series 2015-11A, Class FR2, 12.022% (3-Month Term SOFR+671.16 basis points), 1/18/2031[3,4,7]	834,595
500,000	Greenwood Park CLO Ltd. Series 2018-1A, Class E, 10.520% (3-Month Term SOFR+521.16 basis points), 4/15/2031[3,4,7]	404,819
1,000,000	Griffith Park CLO DAC Series 1X, Class DR, 8.903% (3-Month Euribor+552 basis points), 11/21/2031[3,4]	995,814
	Grippen Park CLO Ltd.
4,000,000	Series 2017-1A, Class SUB, 0.000%, 1/20/2030[3,7,8]	749,115
1,000,000	Series 2017-1A, Class E, 11.288% (3-Month Term SOFR+596.16 basis points), 1/20/2030[3,4,7]	893,632
1,000,000	Harvest CLO DAC Series 16A, Class B1RR, 4.963% (3-Month Euribor+130 basis points), 10/15/2031[3,4,7]	1,048,180
	Highbridge Loan Management Ltd.
850,000	Series 3A-2014, Class CR, 9.172% (3-Month Term SOFR+386.16 basis points), 7/18/2029[3,4,7]	826,669
1,250,000	Series 5A-2015, Class DRR, 8.720% (3-Month Term SOFR+341.16 basis points), 10/15/2030[3,4,7]	1,149,418
3,500,000	Series 12A-18, Class SUB, 0.000%, 7/18/2031[3,7,8]	1,587,750
2,360,000	Series 12A-18, Class D, 10.722% (3-Month Term SOFR+541.16 basis points), 7/18/2031[3,4,7]	2,090,171
	HPS Loan Management Ltd.
500,000	Series 8A-2016, Class ER, 11.088% (3-Month Term SOFR+576.16 basis points), 7/20/2030[3,4,7]	429,870
1,500,000	Series 6A-2015, Class CR, 7.826% (3-Month USD Libor+250 basis points), 2/5/2031[3,4,7]	1,356,975

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
2,000,000	Series 15A-19, Class ER, 12.146% (3-Month Term SOFR+680 basis points), 1/22/2035[3,4,7]	$1,863,174
	Invesco CLO Ltd.
1,000,000	Series 2021-1A, Class E, 12.030% (3-Month Term SOFR+672.16 basis points), 4/15/2034[3,4,7]	932,101
1,000,000	Series 2022-3A, Class D, 10.346% (3-Month Term SOFR+500 basis points), 10/22/2035[3,4,7]	1,005,212
1,500,000	Invesco U.S. CLO Ltd. Series 2023-1A, Class E, 13.230% (3-Month Term SOFR+836 basis points), 4/22/2035[3,4,7]	1,503,697
1,000,000	Jay Park CLO Ltd. Series 2016-1A, Class DR, 10.788% (3-Month Term SOFR+546.16 basis points), 10/20/2027[3,4,7]	978,783
750,000	LCM LP Series 18A, Class DR, 8.388% (3-Month Term SOFR+306.16 basis points), 4/20/2031[3,4,7]	661,186
	Madison Park Funding Ltd.
1,250,000	Series 2015-19A, Class CR, 7.757% (3-Month Term SOFR+241.16 basis points), 1/22/2028[3,4,7]	1,231,799
1,000,000	Series 2015-19A, Class ER, 11.707% (3-Month Term SOFR+636.16 basis points), 1/22/2028[3,4,7]	965,206
2,000,000	Series 2014-13A, Class ER, 11.332% (3-Month Term SOFR+601.16 basis points), 4/19/2030[3,4,7]	1,965,257
1,000,000	Series 2014-13A, Class FR, 13.532% (3-Month Term SOFR+821.16 basis points), 4/19/2030[3,4,7]	967,252
1,000,000	Series 2017-26A, Class DR, 8.631% (3-Month Term SOFR+326.16 basis points), 7/29/2030[3,4,7]	994,326
875,000	Magnetite Ltd. Series 2016-18A, Class ER, 10.571% (3-Month USD Libor+525 basis points), 11/15/2028[3,4,7]	843,675
	Magnetite Ltd.
1,000,000	Series 2014-8A, Class ER2, 11.220% (3-Month Term SOFR+591.16 basis points), 4/15/2031[3,4,7]	926,322
1,000,000	Series 2019-22A, Class ER, 11.920% (3-Month Term SOFR+661.16 basis points), 4/15/2031[3,4,7]	970,514
1,050,000	Series 2015-12A, Class FR, 13.520% (3-Month Term SOFR+821.16 basis points), 10/15/2031[3,4,7]	898,426
1,500,000	Series 2015-14RA, Class F, 13.502% (3-Month Term SOFR+819.16 basis points), 10/18/2031[3,4,7]	1,276,597
800,000	Milos CLO Ltd. Series 2017-1A, Class ER, 11.738% (3-Month Term SOFR+641.16 basis points), 10/20/2030[3,4,7]	713,717

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Morgan Stanley Eaton Vance CLO Ltd.
1,000,000	Series 2021-1A, Class E, 12.357% (3-Month Term SOFR+701.16 basis points), 10/20/2034[3,4,7]	$941,945
1,250,000	Series 2022-16A, Class E, 12.158% (3-Month Term SOFR+685 basis points), 4/15/2035[3,4,7]	1,183,140
1,000,000	Series 2022-18A, Class E, 13.826% (3-Month Term SOFR+850 basis points), 10/20/2035[3,4,7]	1,010,431
1,000,000	Series 2023-19A, Class E, 14.156% (3-Month Term SOFR+890 basis points), 7/20/2036[3,4,7]	1,017,373
750,000	Mountain View CLO Ltd. Series 2019-1A, Class DR, 9.510% (3-Month Term SOFR+420.16 basis points), 10/15/2034[3,4,7]	744,431
	Neuberger Berman CLO Ltd.
1,000,000	Series 2016-22A, Class ER, 11.630% (3-Month Term SOFR+632.16 basis points), 10/17/2030[3,4,7]	890,465
5,000,000	Series 2015-20A, Class SUB, 0.000%, 7/15/2034[3,7,8]	1,891,589
	Neuberger Berman Loan Advisers CLO Ltd.
1,000,000	Series 2018-27A, Class E, 10.770% (3-Month Term SOFR+546.16 basis points), 1/15/2030[3,4,7]	895,657
1,000,000	Series 2020-36A, Class ER, 12.338% (3-Month Term SOFR+701.16 basis points), 4/20/2033[3,4,7]	990,064
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 6.663% (3-Month Euribor+300 basis points), 4/17/2034[3,4]	1,001,961
1,000,000	New Mountain CLO Ltd. Series CLO-3A, Class E, 12.188% (3-Month Term SOFR+686.16 basis points), 10/20/2034[3,4,7]	956,970
	New Mountain CLO Ltd.
1,175,000	Series CLO-2A, Class E, 11.930% (3-Month Term SOFR+662.16 basis points), 4/15/2034[3,4,7]	1,096,461
1,500,000	Series CLO-1A, Class ER, 12.250% (3-Month Term SOFR+694.16 basis points), 10/15/2034[3,4,7]	1,442,103
500,000	Series CLO-4A, Class E, 13.037% (3-Month Term SOFR+815 basis points), 4/20/2036[3,4,7]	501,298
1,250,000	Newark BSL CLO Ltd. Series 2017-1A, Class CR, 8.763% (3-Month Term SOFR+341.16 basis points), 7/25/2030[3,4,7]	1,188,706
1,250,000	Oak Hill Credit Partners Ltd. Series 2014-10RA, Class D2R, 10.338% (3-Month Term SOFR+501.16 basis points), 4/20/2034[3,4,7]	1,251,024

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	OCP CLO Ltd.
1,000,000	Series 2017-14A, Class C, 7.979% (3-Month USD Libor+260 basis points), 11/20/2030[3,4,7]	$951,906
1,550,000	Series 2014-5A, Class CR, 8.512% (3-Month Term SOFR+316.16 basis points), 4/26/2031[3,4,7]	1,430,143
500,000	Series 2020-8RA, Class D, 12.570% (3-Month Term SOFR+726.16 basis points), 1/17/2032[3,4,7]	473,169
1,250,000	Series 2020-18A, Class ER, 12.018% (3-Month Term SOFR+669.16 basis points), 7/20/2032[3,4,7]	1,165,046
1,000,000	Series 2019-17A, Class ER, 12.088% (3-Month Term SOFR+676.16 basis points), 7/20/2032[3,4,7]	904,426
1,000,000	Series 2016-12A, Class ER2, 12.460% (3-Month Term SOFR+715 basis points), 4/18/2033[3,4,7]	964,038
1,000,000	Series 2021-22A, Class D, 8.688% (3-Month Term SOFR+336.16 basis points), 12/2/2034[3,4,7]	956,557
1,000,000	Series 2021-22A, Class E, 12.188% (3-Month Term SOFR+686.16 basis points), 12/2/2034[3,4,7]	930,682
1,000,000	Series 2023-28A, Class E, 0.000% (3-Month Term SOFR+840 basis points), 7/16/2036[3,4,7,9]	980,000
	Octagon Investment Partners Ltd.
1,000,000	Series 2012-1A, Class CRR, 9.470% (3-Month Term SOFR+416.16 basis points), 7/15/2029[3,4,7]	948,896
1,500,000	Series 2013-1A, Class DR2, 8.113% (3-Month Term SOFR+276.16 basis points), 1/25/2031[3,4,7]	1,367,408
500,000	Series 2019-3A, Class ER, 12.320% (3-Month Term SOFR+701.16 basis points), 7/15/2034[3,4,7]	466,256
750,000	Series 2020-1A, Class ER, 11.838% (3-Month Term SOFR+651.16 basis points), 7/20/2034[3,4,7]	687,579
1,500,000	Series 2020-4A, Class ER, 12.370% (3-Month Term SOFR+706.16 basis points), 1/15/2035[3,4,7]	1,376,148
1,000,000	OSD CLO Ltd. Series 2021-23A, Class E, 11.570% (3-Month Term SOFR+626.16 basis points), 4/17/2031[3,4,7]	914,991
	OZLM Ltd.
1,500,000	Series 2014-8A, Class DRR, 11.650% (3-Month Term SOFR+634.16 basis points), 10/17/2029[3,4,7]	1,351,932
1,000,000	Series 2017-16A, Class C, 8.868% (3-Month USD Libor+355 basis points), 5/16/2030[3,4,7]	970,044
1,250,000	Series 2018-22A, Class C, 8.220% (3-Month Term SOFR+291.16 basis points), 1/17/2031[3,4,7]	1,178,319
1,750,000	Series 2014-6A, Class CS, 8.700% (3-Month Term SOFR+339.16 basis points), 4/17/2031[3,4,7]	1,663,239

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,500,000	Series 2018-20A, Class C, 8.538% (3-Month Term SOFR+321.16 basis points), 4/20/2031[3,4,7]	$1,385,864
	Post CLO Ltd.
1,500,000	Series 2022-1A, Class E, 12.076% (3-Month Term SOFR+675 basis points), 4/20/2035[3,4,7]	1,399,292
2,000,000	Series 2023-1A, Class E, 12.779% (3-Month Term SOFR+790 basis points), 4/20/2036[3,4,7]	2,003,539
750,000	PPM CLO Ltd. Series 2019-3A, Class ER, 12.180% (3-Month Term SOFR+687.16 basis points), 4/17/2034[3,4,7]	652,461
	Recette CLO Ltd.
1,000,000	Series 2015-1A, Class YRR, 0.100%, 4/20/2034[3,7]	29,198
1,750,000	Series 2015-1A, Class FRR, 14.058% (3-Month USD Libor+847 basis points), 4/20/2034[3,4,7]	1,383,437
	Regatta Funding Ltd.
812,500	Series 2018-4A, Class D, 12.113% (3-Month Term SOFR+676.16 basis points), 10/25/2031[3,4,7]	728,190
750,000	Series 2016-1A, Class ER2, 11.910% (3-Month USD Libor+640 basis points), 6/20/2034[3,4,7]	691,532
625,000	Riserva CLO Ltd. Series 2016-3A, Class FRR, 14.082% (3-Month Term SOFR+877.16 basis points), 1/18/2034[3,4,7]	512,481
	Rockford Tower CLO Ltd.
1,125,000	Series 2017-2A, Class ER, 11.820% (3-Month Term SOFR+651.16 basis points), 10/15/2029[3,4,7]	993,008
1,400,000	Series 2020-1A, Class E, 12.488% (3-Month Term SOFR+716.16 basis points), 1/20/2032[3,4,7]	1,319,210
1,000,000	Series 2021-2A, Class E, 11.988% (3-Month Term SOFR+666.16 basis points), 7/20/2034[3,4,7]	880,239
1,000,000	Series 2021-3A, Class E, 12.308% (3-Month Term SOFR+698.16 basis points), 10/20/2034[3,4,7]	870,783
1,500,000	RR15 Ltd. Series 2021-15A, Class C, 8.470% (3-Month Term SOFR+316.16 basis points), 4/15/2036[3,4,7]	1,411,294
1,000,000	Shackleton CLO Ltd. Series 2013-4RA, Class C, 8.433% (3-Month USD Libor+287 basis points), 4/13/2031[3,4,7]	900,215
5,121,212	Signal Peak CLO Ltd. Series 2017-4A, Class SUB, 0.000%, 10/26/2034[3,7,8]	1,695,384
	Sound Point CLO Ltd.
1,250,000	Series 2016-2A, Class ER, 12.488% (3-Month Term SOFR+716.16 basis points), 10/20/2028[3,4,7]	1,175,929

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
875,000	Series 2018-2A, Class D, 8.612% (3-Month Term SOFR+326.16 basis points), 7/26/2031[3,4,7]	$768,061
1,500,000	Series 2019-1A, Class DR, 9.088% (3-Month Term SOFR+376.16 basis points), 1/20/2032[3,4,7]	1,338,344
1,000,000	Series 2019-3A, Class DR, 9.113% (3-Month Term SOFR+376.16 basis points), 10/25/2034[3,4,7]	889,704
1,000,000	Stratus CLO Ltd. Series 2021-2A, Class F, 12.948% (3-Month USD Libor+736 basis points), 12/28/2029[3,4,7]	891,261
	Stratus CLO Ltd.
750,000	Series 2021-2A, Class D, 8.238% (3-Month USD Libor+265 basis points), 12/28/2029[3,4,7]	723,122
650,000	Series 2021-1A, Class F, 12.838% (3-Month Term SOFR+751.16 basis points), 12/29/2029[3,4,7]	576,757
1,000,000	Symphony CLO Ltd. Series 2016-18A, Class DR, 8.857% (3-Month Term SOFR+351.16 basis points), 7/23/2033[3,4,7]	955,912
	TCI-Flatiron CLO Ltd.
1,000,000	Series 2017-1A, Class E, 11.680% (3-Month USD Libor+635 basis points), 11/18/2030[3,4,7]	957,800
1,000,000	Series 2016-1A, Class DR3, 8.308% (3-Month Term SOFR+300 basis points), 1/17/2032[3,4,7]	974,049
1,500,000	Series 2016-1A, Class ER3, 11.558% (3-Month Term SOFR+625 basis points), 1/17/2032[3,4,7]	1,406,901
750,000	TCI-Symphony CLO Ltd. Series 2017-1A, Class E, 12.020% (3-Month Term SOFR+671.16 basis points), 7/15/2030[3,4,7]	649,632
1,000,000	Thayer Park CLO Ltd. Series 2017-1A, Class ER, 14.458% (3-Month Term SOFR+913.16 basis points), 4/20/2034[3,4,7]	773,361
2,350,000	THL Credit Wind River CLO Ltd. Series 2013-2A, Class DR, 8.522% (3-Month Term SOFR+321.16 basis points), 10/18/2030[3,4,7]	2,066,985
	TICP CLO Ltd.
938,000	Series 2016-5A, Class ER, 11.320% (3-Month Term SOFR+601.16 basis points), 7/17/2031[3,4,7]	848,783
250,000	Series 2019-13A, Class ER, 11.770% (3-Month Term SOFR+646.16 basis points), 4/15/2034[3,4,7]	235,881
	Voya CLO Ltd.
750,000	Series 2015-1A, Class CR, 7.922% (3-Month Term SOFR+261.16 basis points), 1/18/2029[3,4,7]	727,502

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
500,000	Series 2013-1A, Class CR, 8.520% (3-Month Term SOFR+321.16 basis points), 10/15/2030[3,4,7]	$447,438
2,000,000	Series 2016-3A, Class CR, 8.822% (3-Month Term SOFR+351.16 basis points), 10/18/2031[3,4,7]	1,767,581
1,000,000	Series 2020-2A, Class ER, 11.982% (3-Month Term SOFR+666.16 basis points), 7/19/2034[3,4,7]	930,828
1,000,000	Series 2020-3A, Class DR, 8.838% (3-Month Term SOFR+351.16 basis points), 10/20/2034[3,4,7]	951,872
1,000,000	Series 2022-3A, Class E, 13.926% (3-Month Term SOFR+860 basis points), 10/20/2034[3,4,7]	1,002,977
1,000,000	Series 2019-4A, Class ER, 12.280% (3-Month Term SOFR+697.16 basis points), 1/15/2035[3,4,7]	940,441
750,000	Series 2022-1A, Class E, 12.796% (3-Month Term SOFR+747 basis points), 4/20/2035[3,4,7]	726,329
1,500,000	Voya Euro CLO DAC Series 1X, Class B2NE, 2.100%, 10/15/2030[3]	1,480,337
750,000	Wind River CLO Ltd. Series 2014-3A, Class DR2, 9.007% (3-Month Term SOFR+366.16 basis points), 10/22/2031[3,4,7]	675,696
	Total Asset-Backed Securities
	(Cost $223,622,543)	211,522,119
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.8%
203,000	DBUBS Mortgage Trust Series 2011-LC3A, Class PM2, 5.098%, 5/10/2044[3,7,8]	157,384
1,000,000	GS Mortgage Securities Corp. II Series 2012-BWTR, Class A, 2.954%, 11/5/2034[3,7]	732,173
750,000	Sixth Street CLO Ltd. Series 2021-17A, Class E, 11.788% (3-Month Term SOFR+646.16 basis points), 1/20/2034[3,4,7]	707,810
500,000	WFLD Mortgage Trust Series 2014-MONT, Class D, 3.755%, 8/10/2031[3,7,8]	386,526
750,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.596%, 11/10/2036[7,8]	226,379
	Total Commercial Mortgage-Backed Securities
	(Cost $2,773,459)	2,210,272
	CORPORATE — 6.3%
	BASIC MATERIALS — 0.3%
390,000	Arsenal AIC Parent LLC 8.000%, 10/1/2030[3,7]	398,288

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
650,000	Nobian Finance B.V. 3.625%, 7/15/2026[3]	$615,667
		1,013,955
	COMMUNICATIONS — 1.0%
575,000	Altice Finco S.A. 4.750%, 1/15/2028[3]	347,908
625,000	Getty Images, Inc. 9.750%, 3/1/2027[3,7]	623,141
665,000	Global Switch Finance B.V. 1.375%, 10/7/2030[3]	608,874
665,000	Matterhorn Telecom S.A. 3.125%, 9/15/2026[3]	692,510
500,000	Summer BC Bidco B LLC 5.500%, 10/31/2026[3,7]	427,833
250,000	United Group B.V. 3.625%, 2/15/2028[3]	223,060
		2,923,326
	CONSUMER, CYCLICAL — 0.8%
680,000	American Axle & Manufacturing, Inc. 5.000%, 10/1/2029[3]	580,743
525,000	Dana Financing Luxembourg Sarl 8.500%, 7/15/2031[3]	607,906
550,000	Motion Bondco DAC 6.625%, 11/15/2027[3,7,10]	508,899
775,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, 3/1/2030[3,7]	687,502
		2,385,050
	CONSUMER, NON-CYCLICAL — 0.8%
800,000	Albion Financing 1 SARL / Aggreko Holdings, Inc. 6.125%, 10/15/2026[3,7,10]	754,768
575,000	Cheplapharm Arzneimittel GmbH 5.500%, 1/15/2028[3,7,10]	524,371
400,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC 7.125%, 7/31/2026[3,7,10]	388,018
525,000	House of HR Group B.V. 9.000%, 11/3/2029[3]	574,354
		2,241,511

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY — 1.1%
725,000	Energy Transfer LP 6.500% (USD 5 Year Tsy+569.4 basis points), 11/15/2026[3,8,11]	$658,523
418,000	Genesis Energy LP / Genesis Energy Finance Corp. 8.875%, 4/15/2030[3]	417,419
300,000	Murray Energy Corp. 11.250%, 10/17/2023*,3,7,9,12	-
590,000	Nabors Industries Ltd. 7.250%, 1/15/2026[3,7,10]	568,689
685,000	NextEra Energy Partners LP 2.500%, 6/15/2026[7,13]	615,472
865,000	Northriver Midstream Finance LP 5.625%, 2/15/2026[3,7,10]	827,459
		3,087,562
	FINANCIAL — 0.4%
750,000	Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/2025[3,7]	724,940
550,000	Emeria SASU 7.750%, 3/31/2028[3]	562,518
		1,287,458
	INDUSTRIAL — 0.4%
526,000	Carriage Purchaser, Inc. 7.875%, 10/15/2029[3,7]	414,851
800,000	Trivium Packaging Finance B.V. 8.500%, 8/15/2027[3,7,10]	770,535
		1,185,386
	TECHNOLOGY — 0.9%
485,000	Ahead DB Holdings LLC 6.625%, 5/1/2028[3,7]	418,975
625,000	Boxer Parent Co., Inc. 9.125%, 3/1/2026[3,7]	627,796
650,000	Playtika Holding Corp. 4.250%, 3/15/2029[3,7]	574,235
600,000	Presidio Holdings, Inc. 8.250%, 2/1/2028[3,7]	582,597
425,000	Virtusa Corp. 7.125%, 12/15/2028[3,7]	356,770
		2,560,373

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES — 0.6%
685,000	Calpine Corp. 5.000%, 2/1/2031[3,7]	$577,204
535,000	Talen Energy Supply LLC 8.625%, 6/1/2030[3,7]	555,833
725,000	Vistra Corp. 7.000% (USD 5 Year Tsy+574 basis points), 6/15/2170[3,7,8,11]	645,903
		1,778,940
	Total Corporate
	(Cost $18,972,661)	18,463,561
	Total Bonds
	(Cost $245,368,663)	232,195,952

Number of Shares
	COMMON STOCKS — 0.2%
	FINANCIAL — 0.2%
6,869	SL Green Realty Corp. - REIT	259,030
10,700	Vornado Realty Trust - REIT	240,536
		499,566
	Total Common Stocks
	(Cost $1,048,246)	499,566
	SHORT-TERM INVESTMENTS — 9.9%
28,741,726	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 4.94%[14,15]	$28,741,726
	Total Short-Term Investments
	(Cost $28,741,726)	28,741,726
	TOTAL INVESTMENTS — 107.7%
	(Cost $326,801,292)	312,825,906
	Liabilities in Excess of Other Assets — (7.7)%	(22,447,123)
	TOTAL NET ASSETS — 100.0%	$290,378,783

EUR – Euro

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Local currency.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate (“SOFR”). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[3]	Callable.
[4]	Floating rate security.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $212,210,548 which represents 73.08% of total net assets of the Fund.
[8]	Variable rate security.
[9]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.34% of Net Assets. The total value of these securities is $980,000.
[10]	Foreign security denominated in U.S. Dollars.
[11]	Perpetual security.
[12]	Security is in default.
[13]	Convertible security.
[14]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $1,969,115, which represents 0.68% of total net assets of the Fund.
[15]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of July 31, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

			Currency	Value At		Unrealized
		Currency	Amount	Settlement	Value At	Appreciation
Purchase Contracts	Counterparty	Exchange	Purchased	Date	July 31, 2023	(Depreciation)
Euro	JP Morgan	EUR per USD	1,355,625	$1,514,403	$1,495,947	$(18,456)
				$1,514,403	$1,495,947	$(18,456)

			Currency	Value At		Unrealized
		Currency	Amount	Settlement	Value At	Appreciation
Sale Contracts	Counterparty	Exchange	Sold	Date	July 31, 2023	(Depreciation)
Euro	JP Morgan	EUR per USD	(20,687,875)	$(22,840,305)	$(22,838,551)	$1,754
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(21,325,902)	$(21,342,604)	$(16,702)

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of July 31, 2023

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	72.8%
Corporate	6.3%
Commercial Mortgage-Backed Securities	0.8%
Total Bonds	79.9%
Bank Loans	17.7%
Common Stocks
Financial	0.2%
Total Common Stocks	0.2%
Short-Term Investments	9.9%
Total Investments	107.7%
Liabilities in Excess of Other Assets	(7.7)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2023

Assets:
Investments, at value (cost $326,801,292)	$312,825,906
Foreign currency, at value (cost $106,252)	105,941
Cash	4,938,456
Cash held at broker for securities sold short and swap contracts	448,613
Receivables:
Investment securities sold	2,144,893
Fund shares sold	1,298,682
Interest	1,977,543
Prepaid legal fees	157,071
Prepaid commitment fees	116,611
Prepaid expenses	16,709
Total assets	324,030,425

Liabilities:
Payables:
Investment securities purchased	3,380,468
Funds borrowed	29,750,000
Unrealized depreciation on forward foreign currency exchange contracts	16,702
Advisory fees	232,670
Shareholder servicing fees (Note 6)	28,671
Fund accounting and administration fees	85,096
Transfer agent fees and expenses	23,724
Custody fees	28,447
Commitment fees payable (Note 11)	38,029
Legal fees	19,664
Auditing fees	19,376
Interest on borrowings	5,380
Trustees’ fees and expenses	3,201
Accrued other expenses	20,214
Total liabilities	33,651,642

Net Assets	$290,378,783

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$302,918,473
Total distributable earnings (accumulated deficit)	(12,539,690)
Net Assets	$290,378,783

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$290,378,783
Shares of beneficial interest issued and outstanding	16,890,676
Redemption price per share	$17.19

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended July 31, 2023

Investment Income:
Interest	$31,484,082
Dividends	38,775
Total investment income	31,522,857

Expenses:
Advisory fees	2,712,841
Shareholder servicing fees (Note 6)	265,985
Fund accounting and administration fees	345,690
Transfer agent fees and expenses	89,441
Custody fees	41,647
Interest on borrowings (Note 11)	1,861,889
Commitment fees (Note 11)	417,474
Legal fees	137,869
Interest on securities sold short	64,670
Trustees’ fees and expenses	57,529
Registration fees	48,397
Shareholder reporting fees	39,715
Insurance fees	30,906
Brokerage expense	22,290
Auditing fees	19,539
Miscellaneous	21,328
Total expenses	6,177,210
Fees paid indirectly (Note 3)	(6,110)
Net expenses	6,171,100
Net investment income (loss)	25,351,757

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(832,746)
Purchased options contracts	(14,680)
Securities sold short	(23,034)
Forward contracts	(991,683)
Swap contracts	100,758
Foreign currency transactions	29,966
Net realized gain (loss)	(1,731,419)
Net change in unrealized appreciation (depreciation) on:
Investments	10,336,912
Securities sold short	(3,550)
Forward contracts	(356,666)
Swap contracts	205,674
Foreign currency translations	(35,101)
Net change in unrealized appreciation (depreciation)	10,147,269
Net realized and unrealized gain (loss)	8,415,850

Net Increase (Decrease) in Net Assets from Operations	$33,767,607

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$25,351,757	$14,229,960
Net realized gain (loss) on investments, purchased options contracts, securities sold short,
forward contracts, written options contracts, swaptions contracts, swap contracts and foreign currency	(1,731,419)	1,747,404
Net change in unrealized appreciation (depreciation) on investments, purchased options contracts, securities sold short,
forward contracts, written options contracts, swaptions contracts, swap contracts, and foreign currency	10,147,269	(29,890,694)
Net increase (decrease) in net assets resulting from operations	33,767,607	(13,913,330)

Distributions to Shareholders:
Total distributions to shareholders	(25,717,484)	(15,655,052)

Capital Transactions:
Net proceeds from shares sold	82,925,106	101,986,932
Reinvestment of distributions	7,144,423	4,576,640
Cost of shares redeemed	(69,122,337)	(28,919,610)
Net increase (decrease) in net assets from capital transactions	20,947,192	77,643,962

Total increase (decrease) in net assets	28,997,315	48,075,580

Net Assets:
Beginning of period	261,381,468	213,305,888
End of period	$290,378,783	$261,381,468

Capital Share Transactions:
Shares sold	4,994,540	5,617,937
Shares reinvested	436,791	254,504
Shares redeemed	(4,156,523)	(1,563,766)

Net increase (decrease) in capital share transactions	1,274,808	4,308,675

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$33,767,607
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(160,058,203)
Sales of long-term portfolio investments	147,752,002
Purchased options contracts and swaptions contracts	(152,826)
Sale of options contracts and swaptions contracts	138,146
Proceeds from securities sold short	4,681,576
Cover short securities	(5,451,449)
Purchase of short-term investments, net	(11,844,118)
Return of capital dividends received	1,228,010
Decrease in foreign currency	843,671
Decrease in cash held by broker	340,280
Decrease in cash held by custodian	4,130,000
Increase in investment securities sold receivable	(1,060,079)
Increase in interest receivable	(696,034)
Decrease in prepaid expenses	114,473
Decrease in investment securities purchased	(11,413,302)
Increase in advisory fees payable	20,092
Decrease in shareholder servicing fees payable	(12,575)
Decrease in premiums received on open swap contracts	(728,464)
Decrease in interest on securities sold short	(2,928)
Increase in accrued expenses payable	56,343
Net amortization on investments	(2,048,426)
Net realized loss	513,985
Net change in unrealized appreciation/depreciation	(10,182,370)
Net cash used for operating activities	(10,064,589)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	81,899,942
Cost of shares redeemed	(69,122,337)
Dividends paid to shareholders, net of reinvestments	(18,573,061)
Draw on line of credit	37,250,000
Repayments on line of credit	(20,500,000)
Net cash provided by financing activities	10,954,544

Net increase in cash	889,955

Cash:
Beginning of period	4,048,501
End of period	$4,938,456

Non cash financing activities not included herein consist of $7,144,423 of reinvested dividends.

Cash paid for interest on securities sold short during the period was $67,598.

Cash paid for interest on borrowings during the period was $1,880,884.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended July 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.74	$18.86	$16.82	$18.64	$19.42
Income from Investment Operations:
Net investment income (loss)[1]	1.56	1.08	1.02	1.14	1.09
Net realized and unrealized gain (loss)	0.48	(1.95)	1.95	(1.82)	(0.66)
Total from investment operations	2.04	(0.87)	2.97	(0.68)	0.43
Less Distributions:
From net investment income	(1.56)	(0.90)	(0.93)	(1.14)	(1.01)
From net realized gains	(0.03)	(0.35)	-	-	(0.20)
Total distributions	(1.59)	(1.25)	(0.93)	(1.14)	(1.21)

Net asset value, end of period	$17.19	$16.74	$18.86	$16.82	$18.64

Total return[2]	13.04%	(4.96)%	17.96%	(3.36)%	2.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$290,379	$261,381	$213,306	$213,535	$183,595

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[3]	2.28%	1.50%	1.50%	1.62%	1.81%
After fees waived and expenses absorbed/recovered[3]	2.28%	1.50%	1.57%	1.69%	1.85%

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed/recovered	9.34%	5.98%	5.63%	6.70%	5.78%
After fees waived and expenses absorbed/recovered	9.34%	5.98%	5.56%	6.63%	5.74%

Senior Securities
Total borrowings (000’s omitted)	$29,750	$13,000	$-	$-	$-
Asset coverage per $1,000 unit of senior indebtedness [4]	$10,761	$21,106	$-	$-	$-

Portfolio turnover rate	53%	82%	111%	153%	136%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived/recovered and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If brokerage expense, commitment fees, interest expense and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.87%, 0.09%, 0.07%, 0.19%, and 0.35%, for the years ended July 31, 2023, 2022, 2021, 2020, and 2019, respectively.
[4]	As a result of the Fund having earmarked or segregated securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

See accompanying Notes to Consolidated Financial Statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2023

Note 1 – Organization

The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share. Subject to applicable law and approval of the Board of Trustees of the Fund (the “Board” or “Board of Trustees”), the Fund will seek to conduct such quarterly repurchase offers typically for between 5-10% of the Fund’s outstanding Shares at NAV per Share. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Consolidation of Subsidiary

On June 2, 2022, PSOIX Funding I LLC (“PSOIX SPV”) was formed as a limited liability company, and it is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund includes the accounts of PSOIX SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of July 31, 2023, the total net assets of the PSOIX SPV were $20,330,904 or approximately 7.00% of the Fund’s total net assets.

(b) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2023, such collateral is denoted in the Fund’s Consolidated Statement of Assets and Liabilities. Also, in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2023, these segregated margin deposit accounts are denoted in the Fund’s Consolidated Statement of Assets and Liabilities.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities (“MBS”), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations (“CMO”) are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(f) Swap Agreements and Swaptions

The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund did not enter into any transactions in written swaptions contracts for the year ended July 31, 2023.

(g) Options Contracts

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Futures Contracts

The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

(i) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(j) Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(k) Bank Loans

The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or “earmark” liquid assets, in an amount sufficient to meet such commitments.

(l) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2023, and during the prior three open tax years, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(m) Distributions to Shareholders

The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

(n) Counterparty Risks

The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements

The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2023, and it may be terminated before that date only by the Fund’s Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Fund has recovered all previously available expenses.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended July 31, 2023, are reported on the Consolidated Statement of Operations.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2023, the total fees reduced by earning credits were $6,110. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Consolidated Statement of Operations.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes

At July 31, 2023, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$327,038,878

Gross unrealized appreciation	$5,060,893
Gross unrealized depreciation	(19,273,865)

Net unrealized appreciation (depreciation) on investments	$(14,212,972)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total accumulated deficit as follows:

Increase (Decrease)
Paid-in Capital	Total Accumulated Deficit
$ 1,106	$ (1,106)

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

As of July 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,603,572
Undistributed long-term capital gains	-
Accumulated earnings (deficit)	2,603,572

Accumulated capital and other losses	(920,859)
Unrealized appreciation (depreciation) on investments	(14,212,972)
Unrealized appreciation (depreciation) on foreign currency translations, forwards, and swaps	(9,431)
Total accumulated earnings (deficit)	$(12,539,690)

As of July 31, 2023, the Fund had a short-term capital loss carryover of $0 and a long-term capital loss carryforward of $920,859. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended July 31, 2023 and July 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$25,164,403	$14,700,297
Net long-term capital gains	553,081	954,755
Total taxable distributions	25,717,484	15,655,052
Total distributions paid	$25,717,484	$15,655,052

The Palmer Square Opportunistic Income Fund designates $553,081 as a long-term capital gain distribution.

Note 5 – Investment Transactions

For the year ended July 31, 2023, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts, swaption contracts and swap contracts, were $160,058,203 and $147,752,002, respectively. Proceeds from securities sold short and cover short securities were $4,681,576 and $5,451,449, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2023, shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$51,388,662	$-	$51,388,662
Bonds
Asset-Backed Securities	-	210,542,119	980,000	211,522,119
Commercial Mortgage-Backed Securities	-	2,210,272	-	2,210,272
Corporate*	-	18,463,561	-	18,463,561
Common Stocks
Financial	499,566	-	-	499,566
Short-Term Investments	28,741,726	-	-	28,741,726
Total Assets	$29,241,292	$282,604,614	$980,000	$312,825,906
Liabilities
Other Financial Instruments**
Forward Contracts	$-	$16,702	$-	$16,702
Total Liabilities	$-	$16,702	$-	$16,702

*	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance July 31, 2022	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized gain/(loss)	-
Change in unrealized appreciation/(depreciation)	-
Net purchases	980,000
Return of Capital	-
Net sales	-
Balance as of July 31, 2023	$980,000

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of July 31, 2023:

Asset Class	Fair Value at 7/31/2023	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(1)
Asset- Backed Securities	$980,000	Cost	Precedent Transaction	$ 98.00	N/A	Increase
Commercial Mortgage- Backed Securities	$-	Asset Approach	Expected Remaining Proceeds	$0.00	N/A	Increase

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 9 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2023 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$-	$-	$16,702	$16,702

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased option contracts	$-	$(14,680)	$-	$(14,680)
Swap contracts	100,758	-	-	100,758
Forward contracts	-	-	(991,683)	(991,683)
	$100,758	$(14,680)	$(991,683)	$(905,605)

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Forward contracts	$-	$-	$(356,666)	$(356,666)
Swap contracts	205,674	-	-	205,674
	$205,674	$-	$(356,666)	$(150,992)

The notional amount is included on the Consolidated Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2023 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Credit default swap contracts	Notional amount	$2,579,769
Equity contracts	Purchased option contracts	Notional amount	912,000
Foreign exchange contracts	Forward contracts	Notional amount	(19,285,425)

Note 10 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund did not hold swap contracts at July 31, 2023.

Note 11 – Line of Credit

The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 10% of the adjusted net assets of the Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the Wall Street Journal Prime rate minus 50bps, with a minimum rate of 3.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended July 31, 2023 were $11,750. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2023.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

PSOIX SPV has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $75,000,000 with Bank of America, n.a. The Fund is permitted to borrow up to $75,000,000 under the Facility. The purpose of the Facility is to provide financing for investment purposes. Loans under the Facility may be base rate loans or SOFR loans. Base rate loans will bear interest at the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect for such day (c) SOFR published on such day by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source) plus 0.10% and (d) 0.00%. SOFR loans bear interest at the rate of 1.40% plus the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York. The Facility requires the payment of 1.30% on the First Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, $0; on and after the five-month anniversary of the closing date, the greater of $0 and an amount equity to 70% of the aggregate commitments minus total outstanding loans). The facility also requires the payment of 0.50% on the Second Unused Amount (on and after the closing date and prior to the five-month anniversary of the closing date, aggregate commitments minus total outstanding loans; on and after the five-month anniversary of the closing date, the aggregate commitments minus the greater of total outstanding loans and 70% of the aggregate commitments). The Fund paid $187,500 to Lender as an upfront fee in connection with this Credit Agreement. Such amount is shown as Prepaid commitment fees in the Consolidated Statement of Assets and Liabilities, and it is being amortized over a three-year period from the date of payment. For the year ended July 31, 2023, the average daily balance outstanding and weighted average interest rate were $32,934,932 and 5.65%, respectively. The commitment fees and interest on borrowings for the year ended July 31, 2023 were $405,724 and $1,861,889, respectively. As of July 31, 2023, the outstanding line of credit balance was $29,750,000. The maximum amount borrowed was $47,250,000 on December 23, 2022 through February 7, 2023.

Note 12 – Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there is no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g., 401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of Palmer Square Capital Management, LLC (the “Advisor”) or Foreside Fund Services, LLC (the “Distributor”) or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Advisor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV outstanding shares of the Fund. The results of the repurchase offers conducted for the year ended July 31, 2023 are as follows:

Commencement Date	Repurchase Request Deadline	Repurchase Pricing date	Net Asset Value as of Repurchase Offer Date	Shares Repurchased	Amount Repurchased	Percentage of Outstanding Shares Repurchased
July 15, 2022	August 9, 2022	August 9, 2022	$16.94	426,912.57	$7,231,898.99	2.70%
October 14, 2022	November 8, 2022	November 8, 2022	$16.09	1,016,432.70	$16,354,402.13	5.86%
January 13, 2023	February 8, 2023	February 8, 2023	$16.85	1,506,502.49	$25,384,567.04	8.66%
April 14, 2023	May 5, 2023	May 5, 2023	$16.70	1,206,674.75	$20,151,468.41	7.21%

Note 13 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Consolidated Statement of Assets and Liabilities. As of July 31, 2023, the total unfunded amount was 0.2% of the Fund’s net assets.

As of July 31, 2023, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
OMNIA Partners LLC	$42,936	$42,507	$43,011	$504
OMNIA Partners LLC	457,064	452,493	457,854	5,361

Note 14 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

Note 15 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 16 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

Palmer Square Opportunistic Income Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - Continued

July 31, 2023

The Fund declared the payment of a distribution to be paid, on September 22, 2023, to shareholders of record on September 21, 2023 as follows:

Long-Term Capital Gain	Short-Term Capital Gain	Income
$-	$-	$0.4518

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and the Shareholders of the Palmer Square Opportunistic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2023, the related consolidated statement of operations and the consolidated statement of cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of July 31, 2023, the results of its consolidated operations and consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the Fund since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 29, 2023

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee and Chairperson of the Board	Indefinite; Trustee since August 2014; Chairperson since February 2019	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Palmer Square Capital BDC Inc. (includes 1 portfolio); Montage Managers Trust, a registered investment company (ceased operations in 2017 – (included 1 portfolio).

Palmer Square Opportunistic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Jeffrey Fox (born 1975) President and Treasurer	Indefinite; President since April 2020 and Treasurer since March 2017	President (March 2020 – present) and Managing Director (April 2013 – present), Palmer Square Capital Management LLC.	N/A	N/A
Scott Betz (born 1977) Chief Compliance Officer	Indefinite; Since April 2018

Chief Operating Officer, Palmer Square Capital Management, LLC (March 2018 – present). Chief Compliance Officer, Palmer Square Capital Management, LLC (March 2018 – March 2021). Chief Operating Officer, Scout Investments, (December 2010 – March 2018). Chief Compliance Officer, Scout Investments (May 2016 – January 2018).

			N/A	N/A
Stacy Brice (born 1980) Secretary	Indefinite; Since November 2019

Chief Compliance Officer (March 2021 – present) and Legal Counsel (August 2019 – present), Palmer Square Capital Management, LLC. Vice President of Compliance, Palmer Square Capital Management, LLC (August 2019 – March 2021). Deputy Chief Compliance Officer, LibreMax Capital (January 2017 – May 2019), and Senior Compliance Officer, LibreMax Capital (September 2015 – January 2017). Compliance Officer, Glade Brook Capital Partners, LLC (March 2012 – September 2015).

			N/A	N/A

The address for the Trustees and officers is 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund

EXPENSE EXAMPLE

For the Six Months Ended July 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/23	7/31/23	2/1/23-7/31/23
Actual Performance	$1,000.00	$1,071.60	$11.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.29	$11.58

*	Expenses are equal to the Fund’s annualized expense ratio of 2.32% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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Palmer Square Opportunistic Income Fund

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

 Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The Fund’s proxy voting policies and procedures, as well as information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2023	FYE 7/31/2022
Audit Fees	$17,000	$16,450
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2023	FYE 7/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2023	FYE 7/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

●	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

●	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

●	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

●	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

●	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

●	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

●	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

●	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2019

Christopher D. Long, Angie K. Long and Taylor R. Moore are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

Taylor R. Moore, CFA. Prior to joining Palmer Square, Taylor worked at JPMorgan Chase & Co. in New York and Delaware. Taylor was an integral part of the firm’s North American foreign exchange business serving as Associate Product Controller. In particular, Taylor played a key role in all financial operations and management of JPMorgan’s Forward and Spot foreign exchange trading desks. He began his career at JPMorgan as part of the firm’s Corporate Development Program, a two year selective leadership development program. Prior to JPMorgan Chase & Co., Taylor worked at Frontier Investment Bank, a boutique investment bank based out of Kansas City. He is also a CFA ® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2023:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christopher D. Long
Registered Investment Companies:	5	$983	0	$0
Other pooled investment vehicles:	55	$24,737	48	$22,340
Other accounts:	86	$2,041	0	$0

Angie K. Long, CFA
Registered Investment Companies:	5	$983	0	$0
Other pooled investment vehicles:	55	$24,737	48	$22,340
Other accounts:	60	$2,028	0	$0

Taylor R. Moore, CFA
Registered Investment Companies:	3	$84	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2023.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Christopher D. Long	None
Angie K. Long, CFA	None
Taylor R. Moore, CFA	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not have any Securities Lending Activities during the period covered by the report.

Item 13. Exhibits.

(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(a)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Treasurer

Date	10/5/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, President and Treasurer

Date	10/5/23